SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          March 17, 2004
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                               InfoNow Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   00-19813                    04-3083360
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)



1875 Lawrence Street, Suite 1100, Denver, CO                           80202
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code         303-293-0212
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.


     This Form 8-K is being furnished to report information pursuant to Item 12 -- Disclosure of Results of Operations and Financial Condition as follows:


     On March 17, 2004, InfoNow Corporation issued a press release announcing final results for the quarter ended December 31, 2003. A copy of the press release, dated as of March 17, 2004, entitled "InfoNow Reports Record Net Income and Total Cash Flow in Final 2003 Results" is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Limitation of Incorporation by Reference

     In accordance with the general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INFONOW CORPORATION


Date:    March 17, 2004                        By: /s/  Harold R. Herbst
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                                               Name:  Harold R. Herbst
                                               Title: Chief Financial Officer

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                                INDEX TO EXHIBITS

 Exhibit No.       Description
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    99.1           Press release, dated March 17, 2004,
                    issued by InfoNow Corporation